UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 19, 2000

THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation)	1-4566 (Commission File Number)	81-0170530 (IRS Employer Identification No.)

40 East Broadway, Butte, Montana (Address of principal executive offices)	59701-9394 (Zip Code)

Registrant's telephone number, including area code (406) 497-3000

Exhibit Index is found on page 3.

ITEM 5.  Other Events.

Sale of Independent Power Business

On September 19, 2000, Entech, Inc., our wholly owned subsidiary, entered into a Stock Purchase Agreement with BBI Power Corporation, a Delaware corporation, pursuant to which BBI Power agreed to purchase the stock of Continental Energy Services, Inc., our independent power business. The purchase price is $84,500,000, subject to certain adjustments, and we expect the transaction to close before the end of the fourth quarter of 2000 subject to customary closing and other conditions. Additional information with respect to this transaction is included in the press release that we issued on September 20, 2000, excerpts from which are attached as Exhibit 99a.

ITEM 7.  Exhibits.
Exhibit

99a	Excerpts from Press Release dated September 20, 2000, "BBI Power Corporation To Acquire Montana Power's Independent Power Business."

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, at Part I, "Warnings About Forward-Looking Statements." Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "expects," "believes," "anticipates," and similar expressions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MONTANA POWER COMPANY
(Registrant)

By	/s/ J.P. Pederson
J.P. Pederson
Vice Chairman and Chief
Financial Officer

Dated: September 27, 2000

Exhibit Index
Exhibit		Page

99a	Excerpts from Press Release dated September 20, 2000, "BBI Power Corporation To Acquire Montana Power's Independent Power Business."	4

Exhibit 99a

EXCERPTS FROM PRESS RELEASE DATED SEPTEMBER 20, 2000

BBI Power Corporation To Acquire

Montana Power's Independent Power Business

BUTTE (9/20/2000) -- Privately held BBI Power Corporation and Montana Power announced today that BBI has agreed to acquire Montana Power's independent power business for $84.5 million in cash.

MPC's independent power unit invests in and operates co-generation and independent power plants through its subsidiary Continental Energy Services. Continental has interests in seven plants nationwide and in foreign countries, with its share totaling 494 megawatts of production and 500 megawatts in development. Closing of the transaction is expected to occur by year-end.

Montana Power is expected to continue moving quickly to exit its energy businesses to create a clear vision and focus on Touch America, its telecommunications subsidiary.

The Montana Power Company is a diversified investor-owned electric and natural gas utility with nonregulated businesses in coal, oil and natural gas, and independent power production, and telecommunications. The company announced March 28, 2000 it would divest all of its energy businesses, including its utility, and invest the proceeds in telecommunications under Touch America. Montana Power on August 28 announced that PanCanadian Petroleum Limited of Calgary is buying its oil and gas properties for $475 million, and on September 15, the company announced that Westmoreland Coal Company of Colorado Springs is buying its coal business for $138 million.